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                                                                    EXHIBIT 23.1

                        Independent Accountants' Consent

May 9, 2000
Board of Directors
DIVA Systems Corporation

We consent to the use of our report included herein and to the reference to our firm under the heading " Experts" in the prospectus.

            /s/  KPMG LLP